UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2012
DTS, INC.
(Exact name of registrant as specified in its charter)
Delaware	000-50335	77-0467655
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5220 Las Virgenes Road Calabasas, CA		91302
(Address of principal executive offices)		(Zip Code)

(818) 436-1000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Commission.

Item 2.02                      Results of Operations and Financial Condition

On February 22, 2012, DTS, Inc. (the “Registrant”) issued a press release announcing its financial results for the quarter and twelve months ended December 31, 2011 and related information. The Registrant also posted on its website (www.dts.com) a corporate datasheet with financial results and forward-looking statements relating to its estimated fiscal year 2012 financial results and market opportunities. Copies of the press release and corporate datasheet are attached as Exhibits 99.1 and 99.2, respectively, and the information in Exhibits 99.1 and 99.2 is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

99.1	Press release dated February 22, 2012 of the Registrant, announcing its financial results for the quarter and twelve months ended December 31, 2011.*

99.2
Corporate datasheet, dated February 22, 2012, regarding financial results for the quarter and twelve months ended December 31, 2011 and related information and estimated fiscal year 2012 financial results and market opportunities.*

*           Exhibit is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any registration statement or other document filed with the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DTS, INC.

Date: February 22, 2012
/s/ Melvin Flanigan
Melvin Flanigan
Executive Vice President,
Finance and Chief
Financial Officer
(principal financial and
accounting officer)

Exhibit Index

Exhibit No.	Description

99.1	Press release dated February 22, 2012 of the Registrant, announcing its financial results for the quarter and twelve months ended December 31, 2011 and related information.

99.2
Corporate datasheet, dated February 22, 2012, regarding financial results for the quarter and twelve months ended December 31, 2011 and related information and estimated fiscal year 2012 financial results and market opportunities.